UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 8, 2010

KADANT INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11406	52-1762325
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

One Technology Park Drive
Westford, Massachusetts	01886
(Address of Principal Executive Offices)	(Zip Code)

(978) 776-2000
Registrant's telephone number, including area code

Not Applicable
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

KADANT INC.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

    On December 8, 2010, the Board of Directors of Kadant Inc. (the “Company”) appointed William P. Tully to be a director of the Company effective immediately.  Dr. Tully was appointed to the class of directors whose term will expire at the 2012 annual meeting of stockholders.

    Dr. Tully, age 70, is Emeritus Provost, Vice President and Professor of the State University of New York, College of Environmental Science and Forestry (SUNY-CESF), at Syracuse, New York. He is also the State University of New York Chancellor’s appointee to the Board of Governors of the New York Sea Grant Institute of the National Oceanic and Atmospheric Administration. From 2005 until 2008, he was the Director of the Division of Engineering at SUNY-CESF, with responsibility for undergraduate, graduate and continuing education programs. Dr. Tully was also Director of the Joachim Center for Forestry Industry, Economy and Environment located at SUNY-CESF from 2000 to 2007, which focuses on improving the understanding and resolution of environmental problems facing the pulp and paper and related forestry industries.

    As a non-employee director, Dr. Tully is entitled to the compensation described under the caption “Director Compensation” in the Company’s proxy statement as filed with the Securities and Exchange Commission on April 12, 2010, including the award of restricted stock units (RSU). The compensation committee of the Company’s board of directors granted the following restricted stock unit awards to Dr. Tully upon his appointment as a director, consistent with RSU awards to other non-employee directors. Non-employee directors receive RSU awards that vest in quarterly installments of 1,250 shares each at the end of each of the Company’s fiscal quarters, and Dr. Tully was granted a RSU award equal to 1,250 shares of the Company’s common stock that will vest on the last day of the Company’s fiscal year, on January 1, 2011. Dr. Tully also was granted an award of 10,000 RSUs that vests only if a change in control of the Company occurs prior to the last day of the first quarter of 2015. These awards, to the extent not previously vested, are forfeited if Dr. Tully is no longer a member of the board of directors on the vesting date for any reason other than a change in control.

KADANT INC.
SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KADANT INC.

Date: December 13, 2010	By	/s/ Thomas M. O’Brien
Thomas M. O’Brien Executive Vice President and Chief Financial Officer